Exhibit 99.1 FTI Consulting, Inc. First Quarter 2024 Earnings Conference Call April 25, 2024

Cautionary Note About Forward-Looking Statements This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that involve uncertainties and risks. Forward-looking statements include statements concerning our plans, initiatives, projections, prospects, policies, processes and practices, objectives, goals, commitments, strategies, future events, future revenues, future results and performance, future capital allocations and expenditures, expectations, plans or intentions relating to acquisitions, share repurchases and other matters, business trends, new, or changes to, laws and regulations, including U.S. and foreign tax laws, environmental, social and governance ( ESG )-related issues, climate change-related matters, scientific or technological developments, including relating to new and emerging technologies, such as artificial intelligence and machine learning and other information that is not historical. Forward-looking statements often contain words such as estimates, expects, anticipates, projects, plans, intends, believes, commits, aspires, forecasts, future, goal, seeks and variations of such words or similar expressions. All forward-looking statements, including, without limitation, management’s financial guidance and examination of operating trends, are based upon our historical performance and our current plans, estimates, intentions and expectations at the time we make them, and various assumptions. Our actual financial results, performance or achievements and outcomes could differ materially from those expressed in, or implied by, any forward-looking statements. Further, unaudited quarterly results are subject to normal year-end adjustments. The Company has experienced fluctuating revenues, operating income and cash flows in prior periods and expects that this will occur from time to time in the future. Other factors that could cause such differences include declines in demand for, or changes in, the mix of services and products that we offer; the mix of the geographic locations where our clients are located or where services are performed; fluctuations in the price per share of our common stock; adverse financial, real estate or other market and general economic conditions; the impact of public health crises and related events that are beyond our control, which could affect our segments, practices and the geographic regions in which we conduct business differently and adversely; and other future events, which could impact each of our segments, practices and the geographic regions in which we conduct business differently and could be outside of our control; the pace and timing of the consummation and integration of future acquisitions; the Company’s ability to realize cost savings and efficiencies; competitive and general economic conditions; retention of staff and clients; new laws and regulations or changes thereto; and other risks described under the heading Item 1A, Risk Factors in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 filed with the SEC on February 22, 2024 and in the Company’s other filings with the SEC. We are under no duty to update any of the forward-looking statements to conform such statements to actual results or events and do not intend to do so. 2

FTI CONSULTING

First Quarter 2024: Financial Review

All numbers in $000s, except for per share data and percentages

Consolidated Results	Q1 2024	Q4 2023	% Variance	Q1 2023	% Variance	Percentage Change in Revenues Excluding the Estimated Impact of Foreign Currency Translation for Q1 2024 vs. Q1 2023
Revenues	$ 928,553	$ 924,684	0.4%	$ 806,706	15.1%	14.5%
Net income	$ 79,965	$ 81,633	-2.0%	$ 47,547	68.2%	
Earnings per Diluted Share	$ 2.23	$ 2.28	-2.2%	$ 1.34	66.4%	
Adjusted EBITDA [1]	$ 111,073	$ 127,394	-12.8%	$ 78,427	41.6%	
Adjusted EBITDA Margin [1]	12.0%	13.8%	—	9.7%	—	
Segment Results						
Corporate Finance & Restructuring [2]						
Revenues	$ 366,010	$ 365,554	0.1%	$ 315,652	16.0%	15.5%
Adjusted Segment EBITDA	$ 75,225	$ 65,386	15.0%	$ 51,847	45.1%	
Adjusted Segment EBITDA Margin	20.6%	17.9%	—	16.4%	—	
Forensic and Litigation Consulting [2]						
Revenues	$ 176,074	$ 165,469	6.4%	$ 157,739	11.6%	11.1%
Adjusted Segment EBITDA	$ 33,709	$ 19,247	75.1%	$ 21,784	54.7%	
Adjusted Segment EBITDA Margin	19.1%	11.6%	—	13.8%	—	
Economic Consulting						
Revenues	$ 204,548	$ 206,091	-0.7%	$ 169,595	20.6%	19.6%
Adjusted Segment EBITDA	$ 14,150	$ 38,335	-63.1%	$ 14,193	-0.3%	
Adjusted Segment EBITDA Margin	6.9%	18.6%	—	8.4%	—	
Technology						
Revenues	$ 100,713	$ 100,933	-0.2%	$ 90,618	11.1%	10.7%
Adjusted Segment EBITDA	$ 14,581	$ 12,385	17.7%	$ 15,366	-5.1%	
Adjusted Segment EBITDA Margin	14.5%	12.3%	—	17.0%	—	
Strategic Communications						
Revenues	$ 81,208	$ 86,637	-6.3%	$ 73,102	11.1%	9.7%
Adjusted Segment EBITDA	$ 12,426	$ 15,636	-20.5%	$ 9,556	30.0%	
Adjusted Segment EBITDA Margin	15.3%	18.0%	—	13.1%	—	

(1) See "Financial Tables" and "End Notes: FTI Consulting Non-GAAP Financial Measures" for the reconciliations and definition of Adjusted EBITDA, which is a non-GAAP financial measures, to the most directly comparable GAAP financial measures, and for the definition of Adjusted EBITDA Margin, which is a non-GAAP financial measure.

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(2) Effective July 1, 2023, prior period segment information for the Corporate Finance & Restructuring and Forensic and Litigation Consulting segments has been recast in this presentation to include the reclassification of a portion of the Company's health solutions practice in the Forensic and Litigation Consulting segment to the Company's realigned business transformation & strategy practice within the Corporate Finance & Restructuring segment.

Cash Position and Capital Allocation Snapshot As of March 31, 2024, December 31, 2023 and March 31, 2023 All numbers in $000s, except for DSO As of March 31, 2024 As of December 31, 2023 As of March 31, 2023 Cash and cash equivalents $ 243,960 $ 303,222 $ 238,539 Accounts receivable, net $ 1,157,465 $ 1,102,142 $ 988,144 (1) Short-term investments $ — $ 25,461 $ — (2) Days Sales Outstanding ( DSO ) 105 100 102 Net cash provided by (used in) operating activities $ (274,818) $ 382,986 $ (254,206) Purchases of property and equipment $ (4,641) $ (6,278) $ (18,033) Purchase and retirement of common stock $ — $ (20,982) $ (20,982) Total Debt $ 205,000 $ — $ 361,211 (3) Free Cash Flow $ (279,459) $ 376,708 $ (272,239) (1) The balance is included in “Prepaid expenses and other current assets” on the Consolidated Balance Sheets. (2) DSO is a performance measure used to assess how quickly revenues are collected by the Company. We calculate DSO at the end of each reporting period by dividing net accounts receivable reduced by billings in excess of services provided, by revenues for the quarter, adjusted for changes in foreign exchange rates. We multiply the result by the number of days in the quarter. (3) See “Financial Tables” and “End Notes: FTI Consulting Non-GAAP Financial Measures” for the reconciliation and definition of Free Cash Flow, which is a non-GAAP financial measure, to the most directly comparable GAAP financial measure. 4

Reconciliations of Net Income and Operating Income to Adjusted EBITDA

Three Months Ended March 31, 2024 and December 31, 2023

All numbers in $000s

Three Months Ended March 31, 2024	Corporate Finance & Restructuring	Forensic and Litigation Consulting	Economic Consulting	Technology	Strategic Communications	Unallocated Corporate	Total
Net income							**$ 79,965**
Interest income and other							(1,581)
Interest expense							1,719
Income tax provision							19,530
Operating income	**$ 71,919**	**$ 31,967**	**$ 12,865**	**$ 10,939**	**$ 11,474**	**$ (39,531)**	**$ 99,633**
Depreciation and amortization	2,473	1,629	1,285	3,642	882	513	10,424
Amortization of intangible assets	833	113	—	—	70	—	1,016
Adjusted EBITDA [1]	**$ 75,225**	**$ 33,709**	**$ 14,150**	**$ 14,581**	**$ 12,426**	**$ (39,018)**	**$ 111,073**

Three Months Ended December 31, 2023	Corporate Finance & Restructuring	Forensic and Litigation Consulting	Economic Consulting	Technology	Strategic Communications	Unallocated Corporate	Total
Net income							**$ 81,633**
Interest income and other							8,088
Interest expense							3,896
Income tax provision							21,404
Operating income	**$ 61,779**	**$ 17,415**	**$ 36,801**	**$ 8,393**	**$ 14,703**	**$ (24,070)**	**$ 115,021**
Depreciation and amortization	2,597	1,680	1,534	3,992	875	475	11,153
Amortization of intangible assets	1,010	152	—	—	58	—	1,220
Adjusted EBITDA [1]	**$ 65,386**	**$ 19,247**	**$ 38,335**	**$ 12,385**	**$ 15,636**	**$ (23,595)**	**$ 127,394**

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[1] See “End Notes: FTI Consulting Non-GAAP Financial Measures” for the definition of Adjusted EBITDA, which is a non-GAAP financial measure.

Reconciliations of Net Income and Operating Income to Adjusted EBITDA

Three Months Ended March 31, 2023

All numbers in $000s

Three Months Ended March 31, 2023	Corporate Finance & Restructuring [2]	Forensic and Litigation Consulting [2]	Economic Consulting	Technology	Strategic Communications	Unallocated Corporate	Total
Net income							**$ 47,547**
Interest income and other							1,342
Interest expense							2,939
Income tax provision							14,974
Operating income	**$ 47,976**	**$ 20,288**	**$ 12,700**	**$ 11,890**	**$ 8,683**	**$ (34,735)**	**$ 66,802**
Depreciation and amortization	1,959	1,312	1,493	3,476	787	416	9,443
Amortization of intangible assets	1,912	184	—	—	86	—	2,182
Adjusted EBITDA [1]	**$ 51,847**	**$ 21,784**	**$ 14,193**	**$ 15,366**	**$ 9,556**	**$ (34,319)**	**$ 78,427**

[1] See "End Notes: FTI Consulting Non-GAAP Financial Measures" for the definition of Adjusted EBITDA, which is a non-GAAP financial measure.

[2] Effective July 1, 2023, prior period segment information for the Corporate Finance & Restructuring and Forensic and Litigation Consulting segments has been recast in this presentation to include the reclassification of a portion of the Company's health solutions practice in the Forensic and Litigation Consulting segment to the Company's realigned business transformation & strategy practice within the Corporate Finance & Restructuring segment.

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Reconciliations of Net Cash Provided by (Used in) Operating Activities to Free Cash Flow Three Months Ended March 31, 2024, December 31, 2023 and March 31, 2023 Three Months Ended Three Months Ended Three Months Ended All numbers in $000s March 31, 2024 December 31, 2023 March 31, 2023 Net cash provided by (used in) operating activities $ (274,818) $ 382,986 $ (254,206) Purchases of property and equipment (4,641) (6,278) (18,033) (1) Free Cash Flow $ (279,459) $ 376,708 $ (272,239) (1) See “End Notes: FTI Consulting Non-GAAP Financial Measures” for the definition of Free Cash Flow, which is a non-GAAP financial measure. 8

End Notes: FTI Consulting Non-GAAP Financial Measures In this presentation, we sometimes use information derived from consolidated and segment financial information that may not be presented in our financial statements or prepared in accordance with generally accepted accounting principles in the United States ( GAAP ). Certain of these measures are considered “non-GAAP financial measures” under the Securities and Exchange Commission ( SEC ) rules. Specifically, we have referred to the following non-GAAP financial measures in this presentation: Adjusted EBITDA Adjusted EBITDA Margin Adjusted Net Income Adjusted Earnings per Diluted Share Free Cash Flow We have included the definitions of Segment Operating Income and Adjusted Segment EBITDA, which are GAAP financial measures, below in order to more fully define the components of certain non-GAAP financial measures in this presentation. We define Segment Operating Income as a segment’s share of consolidated operating income. We use Segment Operating Income for the purpose of calculating Adjusted Segment EBITDA. We define Adjusted Segment EBITDA as a segment’s share of consolidated operating income before depreciation, amortization of intangible assets, remeasurement of acquisition-related contingent consideration, special charges and goodwill impairment charges. We use Adjusted Segment EBITDA as a basis to internally evaluate the financial performance of our segments because we believe it reflects current core operating performance and provides an indicator of the segment’s ability to generate cash. We define Adjusted EBITDA, which is a non-GAAP financial measure, as consolidated net income before income tax provision, other non-operating income (expense), depreciation, amortization of intangible assets, remeasurement of acquisition-related contingent consideration, special charges, goodwill impairment charges, gain or loss on sale of a business and losses on early extinguishment of debt. We believe that this non-GAAP financial measure, when considered together with our GAAP financial results and GAAP financial measures, provide management and investors with a more complete understanding of our operating results, including underlying trends. In addition, EBITDA is a common alternative measure of operating performance used by many of our competitors. It is used by investors, financial analysts, rating agencies and others to value and compare the financial performance of companies in our industry. Therefore, we also believe that this non-GAAP financial measure, considered along with corresponding GAAP financial measures, provide management and investors with additional information for comparison of our operating results with the operating results of other companies. We define Adjusted EBITDA Margin, which is a non-GAAP financial measure, as Adjusted EBITDA as a percentage of total revenues. We define Adjusted Net Income and Adjusted Earnings per Diluted Share (“Adjusted EPS”), which are non-GAAP financial measures, as net income and earnings per diluted share ( EPS ), respectively, excluding the impact of remeasurement of acquisition-related contingent consideration, special charges, goodwill impairment charges, losses on early extinguishment of debt, non-cash interest expense on convertible notes and the gain or loss on sale of a business. We use Adjusted Net Income for the purpose of calculating Adjusted EPS. Management uses Adjusted EPS to assess total Company operating performance on a consistent basis. We believe that these non-GAAP financial measures, when considered together with our GAAP financial results and GAAP financial measures, provide management and investors with an additional understanding of our business operating results, including underlying trends. We define Free Cash Flow, which is a non-GAAP financial measure, as net cash provided by (used in) operating activities less cash payments for purchases of property and equipment. We believe this non-GAAP financial measure, when considered together with our GAAP financial results, provides management and investors with an additional understanding of the Company’s ability to generate cash for ongoing business operations and other capital deployment. Non-GAAP financial measures are not defined in the same manner by all companies and may not be comparable with other similarly titled measures of other companies. Non- GAAP financial measures should be considered in addition to, but not as a substitute for or superior to, the information contained in our Condensed Consolidated Statements of Comprehensive Income and Condensed Consolidated Statements of Cash Flows. 9

First Quarter 2024: Select Geographic Review All numbers in $000s, except for percentages Consolidated Revenues by Region Percentage Change in Revenues Excluding Region Q1 2024 Q4 2023 % Variance Q1 2023 % Variance the Estimated Impact of Foreign Currency Translation for Q1 2024 vs. Q1 2023 North America $ 616,034 $ 584,260 5.4% $ 526,089 17.1% 17.2% EMEA $ 252,179 $ 275,632 -8.5% $ 222,490 13.3% 10.6% Asia Pacific $ 50,509 $ 49,427 2.2% $ 49,543 1.9% 4.4% Latin America $ 9,831 $ 15,365 -36.0% $ 8,584 14.5% 8.9% Percentage of Consolidated Revenues by Region Region Q1 2024 Q4 2023 Q1 2023 North America 66.3% 63.2% 65.2% EMEA 27.2% 29.8% 27.6% Asia Pacific 5.4% 5.3% 6.1% Latin America 1.1% 1.7% 1.1% 11

First Quarter 2024 12

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